SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2006

99¢ ONLY STORES
(Exact Name of Registrant as Specified in Charter)

California	1-11735	95-2411605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 East Union Pacific Avenue
City of Commerce, California	90023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 980-8145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 27, 2006, 99¢ Only Stores (the “Company”) issued a press release announcing the status of filing its Form 10-Qs for all four periods of calendar 2005 ended March 31, June 30, September 30, and December 31 and providing guidance for such periods. A copy of this release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibits 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit

Exhibit No.	Description

99.1	Press release dated April 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

99¢ ONLY STORES

Date:	April 28, 2006	By:	/s/ Eric Schiffer
Eric Schiffer
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 27, 2006